Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
FEBRUARY, 2001



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5436%



        Excess Protection Level
          3 Month Average  4.76%
          February, 2001  7.69%
          January, 2001  6.21%
          December, 2000  0.38%


        Cash Yield                                  19.48%


        Investor Charge Offs                        4.62%


        Base Rate                                   7.17%


        Over 30 Day Delinquency                     5.13%


        Seller's Interest                           8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $ 57,174,868,500.05


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,724,177,938.56